Subject to Revision

Term Sheet Dated June 15, 2004

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000

(Approximate)

Class A Notes

GreenPoint Mortgage Securities LLC

Sponsor

Ambac Assurance Corporation

Insurer

GreenPoint Mortgage Funding, Inc.

Terwin Advisors LLC

Sellers

GreenPoint Mortgage Funding, Inc.

Servicer

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the GreenPoint Home Equity Loan Trust (“GPHE”) 2004-3 Trust.  The Series Term Sheet has been prepared by Wachovia Capital Markets, LLC. based on collateral information provided by GreenPoint Mortgage Funding, Inc. for informational purposes only and is subject to modification or change.  The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Notes has been filed with the Securities and Exchange Commission.  The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

To 10% Clean-up Call:(1)

Class	Expected Size (2)	Expected WAL (Yrs.) (3)	Expected Principal Payment Window (3)	Note Rate	Expected Rating (S&P/Moody’s)
A	$226,957,000	2.45	Aug. 2004 - May 2010	LIBOR + [ ]%(4)	AAA/Aaa

To Maturity:

Class	Expected Size (2)	Expected WAL (Yrs.) (3)	Expected Principal Payment Window (3)	Note Rate	Expected Rating (S&P/Moody’s)
A	$226,957,000	2.55	Aug. 2004 - May 2013	LIBOR + [ ]%(4)	AAA/Aaa

(1)

Two Non-Offered Residual Certificates will be issued consisting of the Class B Certificates and the Class G Certificates. The holder of the majority interest in the Class B Certificates will have the option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date. If the holder of the majority interest in the Class B Certificates does not exercise its Optional Redemption, the holder of the majority interest in the Class G Certificates has the option of purchasing the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than or equal to 2% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

(2)

Size is subject to permitted variance in the aggregate of plus or minus 10%.

(3)

The assumed pricing speed is 40% CPR / 15% Constant Draw Rate ("CDR") for the Mortgage Loans.

(4)

The Class A Notes will accrue interest at a rate equal to the lesser of (i) the Class A Formula Rate and (ii) the Net WAC Rate.  The Class A Margin will double if the Optional Redemption is not exercised on the first date on which the Optional Redemption can be exercised.

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WACHOVIA SECURITIES IMMEDIATELY.

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Wachovia Securities Contacts

Trading / Syndicate

Phone

E-mail

Blake O’Connor

(704) 715-7008

blake.oconnor@wachovia.com

Chris Choka

(704) 715-8300

chris.choka@wachovia.com

Ibo Incoglu

(704) 715-8300

ibrahim.incoglu@wachovia.com

Mortgage Finance

Phone

E-mail

Robert Perret

(704) 374-4868

robert.perret@wachovia.com

Rob Baldwin

(704) 715-8131

robert.baldwin@wachovia.com

Jeff Merchant

(704) 715-7922

jeff.merchant@wachovia.com

Structuring

Phone

E-mail

Florin Nedelciuc

(704) 715-8306

florin.nedelciuc@wachovia.com

Collateral Analytics

Phone

E-mail

Ken Nanney

(704) 715-1068

ken.nanney@wachovia.com

Rating Agency Contacts

Standard & Poor’s

Phone

E-mail

Kanika Bansal

(212) 438-1292

kanika_bansal@sandp.com

Moody’s

Phone

E-mail

George Demarco

(201) 915-8732

george.demarco@moodys.com

Insurer Contacts

Ambac

Phone

E-mail

Jeff Nabi

(212) 208-3437

jnabi@ambac.com

Jim Lam

(212) 208-3260

jlam@ambac.com

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

SUMMARY OF TERMS

Title of Securities:

GreenPoint Home Equity Loan Trust 2004-3.

Sponsor:

GreenPoint Mortgage Securities LLC.

Sellers:

GreenPoint Mortgage Funding, Inc. and Terwin Advisors LLC.

GreenPoint Mortgage Funding, Inc. originated approximately 98.28% of the Mortgage Loans.  Approximately 1.72% of the Mortgage Loans were purchased by Terwin Advisors LLC from various banks, savings and loan associations, mortgage bankers and other mortgage loan originators and were underwritten in accordance with The Winter Group’s underwriting guidelines.

Servicer:

GreenPoint Mortgage Funding, Inc.

Insurer:

Ambac Assurance Corporation (“Ambac”).  The Insurer will provide a financial guaranty insurance policy (the “Policy”) which will guarantee certain payments on the Offered Notes.

Lead Manager:

Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Manager:

Terwin Capital LLC (“Terwin”).

Owner Trustee:

Wilmington Trust Company.

Indenture Trustee:

U.S. Bank National Association.

Custodian:

Deutsche Bank National Trust Company.

Servicing Fee:

With respect to each Payment Date, the Servicer will be entitled to a Servicing Fee equal to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans (as defined herein) as of the close of business on the last day of each related Collection Period, plus any reimbursable amounts.

Offered Notes:

The Class A Notes.

Non-Offered Certificates:

The Class B Certificates and the Class G Certificates (collectively the “Residual Certificates”).

The Trust:

The Sponsor will establish the GreenPoint Home Equity Loan Trust 2004-3  (the “Trust”), a Delaware statutory trust, to issue the Offered Notes.  The assets of the Trust will include the Mortgage Loans, collections on the Mortgage Loans and the Policy.

Federal Tax Status:

It is anticipated that the Offered Notes will be treated as debt instruments for federal income tax purposes.

ERISA Eligibility:

The Offered Notes are expected to be ERISA eligible.  Prospective investors should review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Offered Notes.

SMMEA Treatment:

The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Minimum Denominations:

$1,000 and integral multiples of $1,000 in excess of that amount for the Offered Notes.

Registration:

The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Delay Days:

0 days.

Day Count:

Actual/360.

Expected Pricing Date:

On or about June 16, 2004.

Closing Date:

On or about June 29, 2004.

Cut-Off Date:

The close of business on May 31, 2004.

Payment Date:

The 15th day of each month (or if such day is not a business day, the next succeeding business day) commencing in August 2004.

Scheduled Final

Payment Date:

The Payment Date in February 2035.  The actual final Payment Date may be substantially earlier.

Collection Period:

With respect to any Payment Date, the calendar month preceding the month of that Payment Date.  The Trust will include collections with respect to the Mortgage Loans that have been conveyed to the Trust and received on or after the Cut-Off Date (except Interest Collections due or accrued on or before the Cut-Off Date).

Interest Period:

The “Interest Period” with respect to the Offered Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Credit Enhancement:

Excess interest, overcollateralization and the Policy.  The Policy will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Offered Notes, subject to the terms and conditions set forth in the Policy.

Optional Redemption:

The holder of the majority interest in the Class B Certificates will have the option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

If the holder of the majority interest in the Class B Certificates does not exercise such Optional Redemption, the holder of the majority interest in the Class G Certificates has the option of purchasing the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than or equal to 2% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

The right of the holders of the majority interest in the Residual Certificates to repurchase the Mortgage Loans together with the assets of the Trust is subject to certain conditions including the consent of the Insurer (if the redemption would result in a draw under the Policy) and that no reimbursement be due to the Insurer with respect to the Notes.  If such an event occurs, holders of the notes will receive a final distribution on such Payment Date.

Class A Margin:

The Class A Margin will be determined on the Pricing Date. The Class A Margin will double if the Optional Redemption is not exercised on the first date on which the Optional Redemption can be exercised.

Class A

Formula Rate:

With respect to each Interest Period, One Month LIBOR plus the Class A Margin.

Class A

Note Rate:

With respect to each Interest Period, the lesser of (a) the Class A Formula Rate and (b) the Net WAC Rate.

Mortgage Loans:

The Mortgage Loans including any related Additional Balances transferred to the Trust will consist of adjustable rate home equity revolving lines of credit evidenced by the related credit line agreements and secured by the related first and second mortgages or deeds of trust on residential properties.  See the attached collateral descriptions for additional information on the Mortgage Loans as of the Cut-Off Date.

As of the Cut-Off Date, the aggregate principal balance of the Mortgage Loans is approximately $233,614,883.  Amounts collected in respect of the Mortgage Loans will primarily be used to make payments on the Offered Notes.

The Mortgage Loans have a 5-year, 15-year or 20-year draw period, during which the borrower may make cash withdrawals against the equity line and a 10-year, 15-year, 20-year or 25-year repayment period, during which the balance of the Mortgage Loan as of the end of the draw period is repaid.

The Mortgage Loans were originated under a mortgage note where the minimum payment amount during the draw period includes (i) late charges and any other charges authorized by the mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, (ii) accrued but unpaid interest for current and prior billing cycles, (iii) premiums for any optional credit life insurance obtained through the Servicer, and (iv) an amount equal to the amount by which the loan account balance exceeds the credit limit.  During the repayment period, the minimum payment amount will be an amount equal to the accrued and unpaid finance charges, late charges, and other charges authorized by the related mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, plus approximately 0.8333%, 0.5556%, 0.4167% or 0.3333%, with respect to the Mortgage Loans that have a 10-year, 15-year, 20-year or 25-year repayment period, respectively, of the loan principal balance outstanding at the end of the related draw period.  If paying only the minimum payment will neither reduce nor fully repay the loan principal balance, the entire balance must be paid in a single balloon payment on the maturity date of the note.

Loan Rate:

The Loan Rate of each Mortgage Loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

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WACHOVIA SECURITIES IMMEDIATELY.

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Each Mortgage Loan has a Loan Rate that is subject to adjustment, as specified in the related credit line agreement, to equal the sum of the index and a gross margin, provided that the Loan Rate on each Mortgage Loan does not exceed a maximum loan rate.  The index for each Mortgage Loan is the “Prime Rate” or base rate published in the Money Rates table of The Wall Street Journal.

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WACHOVIA SECURITIES IMMEDIATELY.

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Amendments to

Credit Agreements:

The Servicer may change the terms of the mortgage loan agreements at any time provided that such changes (i) do not adversely affect the interest of the noteholders or the Insurer, and (ii) are consistent with prudent business practice. Such modifications may include increases in the credit limit of the related Mortgage Loan, change in lien position of the Mortgage Loan or reductions to the margin for such Mortgage Loan.

Net WAC Rate:

The Net WAC Rate means for each Payment Date, a fraction expressed as a per annum rate, the numerator of which is the sum of the interest due on the Mortgage Loans, less the sum of (a) the servicing fee on the Mortgage Loans for such Payment Date, (b) the premium on the Policy for such Payment Date, (c) the fee payable to the Indenture Trustee for such Payment Date and (d) the fee payable to the Owner Trustee for such Payment Date, and the denominator of which is the aggregate outstanding balance of the Offered Notes, multiplied by a fraction, the numerator of which is 360 and the denominator is the actual number of days in the related accrual period.

Deferred Interest:

To the extent the Net WAC Rate is less than the Class A Formula Rate on any Payment Date, the deficiency will be deferred.  Such Deferred Interest will be reimbursed through distributions, to the extent of available funds as set forth under Priority of Payments in the offering documents. The Policy will not guarantee the payment of such Deferred Interest.

Additional Balances:

An Additional Balance represents additional principal of a Mortgage Loan created by a draw on the related home equity revolving line of credit.

Additional Balance

Contributed Amount:

On any given Payment Date, equals (a) the excess, if any, of (i) the aggregate principal amount of Additional Balances from the related Collection Period and prior Collection Periods conveyed to the Trust, over (ii) Principal Collections applied to purchase those Additional Balances minus (b) amounts paid on prior Payment Dates to the Sponsor in respect of any Additional Balance Contributed Amount.

Interest Collections:

Interest Collections means, with respect to any Payment Date, an amount equal to the sum of (a) the amounts constituting interest collected with respect to the Mortgage Loans during the related Collection Period, including, but not limited to, any amounts constituting interest due for such Collection Period that are received after such Collection Period but on or prior to the 8th Business Day prior to the related Payment Date (less any comparable amounts received during such Collection Period and included in Interest Collections for the prior Payment Date), including the interest portion of net liquidation proceeds and any insurance proceeds pursuant to the terms of the related credit line agreements, reduced by the Servicing Fees for that Collection Period, and (b) the interest portion of (i) the repurchase price for any deleted Mortgage Loans and (ii) the cash purchase price paid in connection with any Optional Redemption of the Mortgage Loans.

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Principal Collections:

Principal Collections means, with respect to any Payment Date, an amount equal to the sum of (a) the amounts constituting principal with respect to the Mortgage Loans collected during the Collection Period including, but not limited to, any amounts constituting principal due for such Collection Period that are received after such Collection Period but on or prior to the 8th Business Day prior to the related Payment Date (less any comparable amounts received during such Collection Period and included in Principal Collections for the prior Payment Date), including the principal portion of net liquidation proceeds pursuant to the terms of the related credit line agreements, and (b) the principal portion of (i) the repurchase price for any deleted Mortgage Loans, (ii) any amounts required to be deposited in the custodial account by the Seller pursuant to the purchase agreement and (iii) the cash purchase price paid in connection with any Optional Redemption of the Mortgage Loans.

Net Principal Collections:

With respect to any Payment Date, the excess, if any, of Principal Collections for that Payment Date over the aggregate amount of Additional Balances created during the related Collection Period, if any, and conveyed to the Trust.

Interest Distribution

Amount:

For any Payment Date, the interest then due with respect to the Offered Notes (calculated using the Class A Note Rate).

Principal Distribution

Amount:

With respect to any Payment Date (a) during the Managed Amortization Period, Net Principal Collections less (i) amounts paid to the Sponsor with respect to any Additional Balance Contributed Amount and (ii) any Overcollateralization Reduction Amount and (b) during the Rapid Amortization Period, Principal Collections.

Accelerated Principal

Amount:

With respect to the Offered Notes, on any Payment Date where excess cashflow exists, all or a portion of such amount will be distributed to pay the principal balance of the Offered Notes to the extent required to increase the Overcollateralization Amount to the Specified Overcollateralization Amount applicable to such Payment Date.

Stepdown Date:

The later of (a) the Payment Date occurring in January 2007, or (b) the Payment Date on which the aggregate principal balance of the Mortgage Loans is less than or equal to 50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

Overcollateralization

Amount:

With respect to any Payment Date, the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of the related Collection Period, over (ii) the aggregate note balance of the Offered Notes on such Payment Date.

Overcollateralization

Reduction Amount:

With respect to any Payment Date during the Managed Amortization Period the excess, if any, of (i) the Overcollateralization Amount for such Payment Date, assuming that 100% of the Net Principal Collections is applied as a principal payment on the Offered Notes on such Payment Date, over (ii) the Specified Overcollateralization Amount for such Payment Date.  With respect to any Payment Date during the Rapid Amortization Period, the Overcollateralization Reduction Amount will be zero.

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WACHOVIA SECURITIES IMMEDIATELY.

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Overcollateralization

Deficit Amount:

With respect to any Payment Date, the excess, if any, of (i) the note balance of the Offered Notes on such Payment Date, after taking into account any payments from all sources other than the Policy, over (ii) the aggregate principal balance of the Mortgage Loans as of such Payment Date.

Specified

Overcollateralization

Amount:

The amount as defined in the Indenture.  The Specified Overcollateralization Amount may be increased or decreased based upon the delinquency and loss experience of the Mortgage Loans and the aggregate principal balance of the Offered Notes.

Managed Amortization

Period:

The period beginning on the first Payment Date and ending on the earliest of (a) the June 2009 Payment Date or (b) the occurrence of a Rapid Amortization Event as specified in the Indenture.

Rapid Amortization

Period:

The period beginning on the first day following the end of the Managed Amortization Period.

Rapid Amortization

Event:

As described in the Indenture, Rapid Amortization Events shall include, but are not limited to, the following:

(i)

The failure of the Trust, the Sellers, the Sponsor or the Servicer to make certain required payments within two Business Days after notification, or to observe or perform certain other covenants which continue unremedied for a period of 60 days after written notification;

(ii)

The failure of the Trust, the Sellers, the Servicer, or the Sponsor to remedy the breach of certain representations and warranties within 60 days of written notice, provided that with respect to any representation or warranty for a Mortgage Loan in the related pool purchased during  such period (or within an additional 60 days with the consent of the Trustee and the Insurer), a Rapid Amortization Event shall not be deemed to occur;

(iii)

The occurrence of certain events of bankruptcy, insolvency or receivership relating to the Sponsor, the Sellers, the Servicer, or the Trust;

(iv)

The Trust becomes subject to regulation as an "investment company," as such term is defined in the Investment Company Act of 1940;

(v)

A default in the payment of any interest or principal on the Offered Notes, and such default continues for a period of five Business Days or a failure to pay the entire principal balance of any Offered Note when the same becomes due and payable under the Indenture on the Scheduled Final Payment Date;

(vi)

A draw is made on the Policy; and

(vii)

A Servicing Termination Event has occurred as defined in the Indenture.

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WACHOVIA SECURITIES IMMEDIATELY.

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Priority of Distributions:

The Indenture Trustee shall deposit to the collection account, without duplication, upon receipt, (i) any draws on the Policy, (ii) the proceeds of any liquidation of the assets of the Trust, (iii) Principal Collections, (iv) Interest Collections, and (v) certain other amounts remitted by the Servicer, together with certain other specified amounts (the amounts specified in clauses (ii) through (v) shall constitute available funds for the Offered Notes and the related Payment Date).

With respect to each Payment Date, and to the extent of available funds, the Indenture Trustee shall make the following allocations, disbursements and transfers from the collection account in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

(i)

the fee payable as payment to the Indenture Trustee pursuant to the Indenture;

(ii)

the premium amount payable to the Insurer;

(iii)

the fee payable to the Owner Trustee for such Payment Date;

(iv)

concurrently, (a) to the holders of the Offered Notes, the Interest Distribution Amount for such Payment Date and (b) during the Managed Amortization Period, to the Sponsor, interest on any Additional Balance Contributed Amounts at the Class A Note Rate for such Payment Date;

(v)

to the Sponsor on each Payment Date during the Managed Amortization Period, an amount equal to the Additional Balance Contributed Amount;

(vi)

to the holders of the Offered Notes, as a distribution of principal, the Principal Distribution Amount for such Payment Date;

(vii)

to the holders of the Offered Notes, as a distribution of principal, the Overcollateralization Deficit Amount for such Payment Date, if any;

(viii)

to the Insurer, to reimburse it for prior draws made on the Policy, if any, with interest thereon, as provided in the Insurance Agreement, then due to it;

(ix)

to the holders of the Offered Notes, as a distribution of principal, the Accelerated Principal Amount for such Payment Date, if any;

(x)

pari passu, (a) to the Servicer, to pay certain amounts that may be required to be paid to the Servicer (including expenses associated with the transition to any new servicer) and not previously reimbursed pursuant to the Sale and Servicing Agreement and (b) to the Indenture Trustee, up to a maximum of $5,000 on any Payment Date to pay certain amounts that may be required to be paid to the Indenture Trustee with respect to its preparation and recording of assignments of mortgages (which amounts were not previously paid pursuant to clause (i) above or reimbursed pursuant to the Sale and Servicing Agreement);

(xi)

to the holders of the Offered Notes, to pay Deferred Interest and interest thereon at the Class A Formula Rate;

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

(xii)

the fee payable to the Manager (the “Management Fee”) pursuant to the Management Agreement between GreenPoint Mortgage Funding, Inc. (as the “Manager”) and the Trust;

(xiii)

pari passu, (a) to the Indenture Trustee, any unpaid fees and unreimbursed expenses due and owing to the Indenture Trustee and not otherwise paid pursuant to clauses (i) and (x) above; and (b) to the Owner Trustee, any unpaid fees and unreimbursed expenses due and owing to the Owner Trustee and not otherwise paid pursuant to clause (iii) above; and

(xiv)

to the holders of each class of the Residual Certificates, any amount remaining on deposit in the collection account.

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

BOND SUMMARY (to Call)

Class A to Call
CPR	10%	20%	30%	40%	50%	60%	70%
Draw Rate	15%	15%	15%	15%	15%	15%	15%
WAL	8.01	5.89	3.70	2.45	1.68	1.18	0.84
Modified Duration(1)	7.47	5.55	3.53	2.37	1.64	1.15	0.83
First Principal Payment Date	July 2009	Aug. 2004	Aug. 2004	Aug. 2004	Aug. 2004	Aug. 2004	Aug. 2004
Last Principal Payment Date	Sep. 2016	Nov. 2015	July 2012	May 2010	Nov. 2008	Aug. 2007	Sep. 2006
Principal Window (months)	87	136	96	70	52	37	26

(1) Modified duration calculated assuming a price of 100.00%.

BOND SUMMARY (to Maturity)

Class A to Maturity
CPR	10%	20%	30%	40%	50%	60%	70%
Draw Rate	15%	15%	15%	15%	15%	15%	15%
WAL	8.01	5.89	3.75	2.55	1.79	1.28	0.92
Modified Duration(1)	7.47	5.55	3.58	2.46	1.74	1.25	0.90
First Principal Payment Date	July 2009	Aug. 2004	Aug. 2004	Aug. 2004	Aug. 2004	Aug. 2004	Aug. 2004
Last Principal Payment Date	Sep. 2016	Nov. 2015	May 2014	May 2013	June 2012	Dec. 2010	July 2009
Principal Window (months)	87	136	118	106	95	77	60

(1) Modified duration calculated assuming a price of 100.00%.

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GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

DESCRIPTION OF THE MORTGAGE LOANS

As of the Cut-Off Date

Number of Initial Mortgage Loans	4,492
Total Principal Balance	$233,614,883.06

	Minimum	Maximum	Average
Principal Balance	$0.00	$400,000.00	$52,006.88
Credit Limit	$7,100.00	$500,000.00	$62,083.01
Utilization Rate (1)	0.00%	100.00%	88.37%

	Minimum	Maximum	Weighted Average
Combined LTV Ratio	14.76%	100.00%	83.97%
Second Mortgage Ratio(2)	0.00%	68.50%	16.96%
Credit Score(2)	592	814	706
Remaining Draw Term (Months)(2)	44	233	72
Seasoning (Months)(2)	0	16	4
Current Loan Rate(2)	4.00%	10.50%	6.92%
Gross Margin(2)	0.00%	6.50%	2.95%
Maximum Loan Rate(2)	18.00%	18.00%	18.00%

	% of Aggregate		% of Aggregate
Loan Purpose	Principal Balance	Property Type	Principal Balance
Cashout Refinance	56.28%	Single Family	62.14%
Purchase	35.65	PUD	18.99
Rate/Term Refinance	8.06	Multifamily	11.79
Total	100.00%	Condo	6.10
		Condo Hi-Rise	0.85
	% of Aggregate	Townhouse	0.14
Occupancy Status	Principal Balance	Total	100.00%
Primary Residence	83.16%
Rental Property	14.99		% of Aggregate
Non-Primary Residence	1.85	Lien Position	Principal Balance
Total	100.00%	First	0.89%
		Second	99.11
		Total	100.00%

(1) Total drawn amount divided by the total maximum credit limit of the mortgage loans
(2) Weighted average calculated on only those loans with a drawn amount greater than zero

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GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Type of Mortgage Loan

Type	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
HELOC - 5 Year Draw, 10 Year Amortization	3,848	$ 200,947,444.12	86.02%
HELOC - 15 Year Draw, 10 Year Amortization	634	32,330,811.02	13.84
HELOC - 15 Year Draw, 15 Year Amortization	5	114,977.17	0.05
HELOC - 5 Year Draw, 20 Year Amortization	1	99,409.59	0.04
HELOC - 5 Year Draw, 25 Year Amortization	3	98,117.28	0.04
HELOC - 20 Year Draw, 10 Year Amortization	1	24,123.88	0.01
Total:	4,492	$ 233,614,883.06	100.00%

Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
1	25	$ 2,075,906.21	0.89%
2	4,467	231,538,976.85	99.11
Total:	4,492	$ 233,614,883.06	100.00%

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GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Outstanding Principal Balances

Range of Outstanding Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0.00	99	$ 0.00	0.00%
0.01 - 10,000.00	267	1,671,914.96	0.72
10,000.01 - 20,000.00	677	10,264,137.13	4.39
20,000.01 - 30,000.00	712	17,985,524.02	7.70
30,000.01 - 40,000.00	572	19,936,528.54	8.53
40,000.01 - 50,000.00	543	24,761,253.12	10.60
50,000.01 - 75,000.00	732	45,508,324.13	19.48
75,000.01 - 100,000.00	455	40,687,573.44	17.42
100,000.01 - 150,000.00	218	27,141,332.04	11.62
150,000.01 - 200,000.00	146	26,761,342.45	11.46
200,000.01 - 250,000.00	35	8,034,431.98	3.44
250,000.01 - 300,000.00	29	8,261,742.71	3.54
300,000.01 - 400,000.00	7	2,600,778.54	1.11
Total:	4,492	$ 233,614,883.06	100.00%

Type of Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
Primary	3,277	$ 194,269,360.30	83.16%
Investment	1,122	35,028,932.71	14.99
Second Home	93	4,316,590.05	1.85
Total:	4,492	$ 233,614,883.06	100.00%

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GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
Refi - Cash Out	2,079	$ 131,484,674.10	56.28%
Purchase	1,948	83,293,525.14	35.65
Refi - Rate and Term	465	18,836,683.82	8.06
Total:	4,492	$ 233,614,883.06	100.00%

Combined Original Loan-to-Value Ratios

Range of Combined Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
10.01 - 20.00	5	$ 197,335.36	0.08%
20.01 - 30.00	10	677,308.02	0.29
30.01 - 40.00	12	849,170.84	0.36
40.01 - 50.00	35	2,560,092.34	1.10
50.01 - 60.00	63	6,497,661.90	2.78
60.01 - 70.00	161	13,353,156.50	5.72
70.01 - 80.00	537	42,694,005.40	18.28
80.01 - 90.00	2,145	98,941,401.91	42.35
90.01 - 100.00	1,524	67,844,750.79	29.04
Total:	4,492	$ 233,614,883.06	100.00%

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GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Documentation

Documentation	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
Reduced	2,876	$ 165,381,528.77	70.79%
Full	1,605	67,674,465.20	28.97
No Ratio	8	458,144.58	0.20
No Income/No Asset	3	100,744.51	0.04
Total:	4,492	$ 233,614,883.06	100.00%

Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
Single Family	2,728	$ 145,164,589.57	62.14%
PUD	792	44,361,539.54	18.99
Condominium	376	14,248,782.95	6.10
2-Family	286	14,182,533.65	6.07
3-Family	144	7,314,780.65	3.13
4-Family	116	6,035,382.89	2.58
Condo-HiRise	47	1,984,673.81	0.85
Townhouse	3	322,600.00	0.14
Total:	4,492	$ 233,614,883.06	100.00%

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GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Mortgage Loan Age

Range of Mortgage Loan Ages (Months)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0	3	$ 363,550.00	0.16%
1 - 5	3,913	206,720,053.88	88.49
6 - 12	573	26,463,662.36	11.33
13 - 24	3	67,616.82	0.03
Total:	4,492	$ 233,614,883.06	100.00%

Second Mortgage Ratios

Range of Second Mortgage Ratios (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
First Lien	25	$ 2,075,906.21	0.89%
0.01 - 10.00	1,410	51,130,823.84	21.89
10.01 - 20.00	2,460	131,758,372.46	56.40
20.01 - 30.00	448	34,023,709.06	14.56
30.01 - 40.00	97	8,228,327.16	3.52
40.01 - 50.00	37	4,266,485.59	1.83
50.01 - 60.00	12	1,815,850.19	0.78
60.01 - 70.00	3	315,408.55	0.14
Total:	4,492	$ 233,614,883.06	100.00%

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GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Geographic Distribution

State	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
California	2,133	$ 142,857,718.93	61.15%
New York	245	12,447,796.02	5.33
Colorado	225	8,624,883.90	3.69
Georgia	239	7,648,237.26	3.27
Washington	181	7,546,208.57	3.23
Florida	184	7,354,032.45	3.15
Arizona	172	6,289,644.11	2.69
Massachusetts	102	5,516,748.83	2.36
Illinois	125	4,779,673.73	2.05
Oregon	85	3,158,144.64	1.35
Maryland	58	2,918,597.19	1.25
Utah	87	2,873,793.02	1.23
Pennsylvania	107	2,868,120.10	1.23
Virginia	53	2,827,209.80	1.21
Nevada	67	2,360,315.31	1.01
North Carolina	93	2,332,201.55	1.00
Ohio	82	1,963,305.26	0.84
Connecticut	43	1,704,651.22	0.73
New Jersey	36	1,614,263.80	0.69
South Carolina	33	1,213,830.24	0.52
Michigan	24	767,504.47	0.33
Montana	14	703,496.83	0.30
Rhode Island	19	648,075.00	0.28
New Hampshire	15	539,447.33	0.23
District of Columbia	8	298,760.11	0.13
Idaho	15	278,878.25	0.12
Kansas	9	274,024.35	0.12
New Mexico	6	260,487.90	0.11
Missouri	8	220,741.16	0.09
Indiana	6	202,804.24	0.09
Nebraska	4	134,051.61	0.06
Oklahoma	4	129,456.27	0.06
Delaware	4	119,950.13	0.05
Wisconsin	3	87,041.01	0.04
Wyoming	1	26,988.47	0.01
Maine	1	12,800.00	0.01
South Dakota	1	11,000.00	0.00
Total:	4,492	$ 233,614,883.06	100.00%

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GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Credit Limits

Range of Credit Limits ($)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0.01 - 10,000.00	111	$ 975,805.12	0.42%
10,000.01 - 20,000.00	622	9,007,109.98	3.86
20,000.01 - 30,000.00	657	15,709,106.01	6.72
30,000.01 - 40,000.00	570	18,191,482.47	7.79
40,000.01 - 50,000.00	599	24,332,650.21	10.42
50,000.01 - 75,000.00	732	41,436,305.58	17.74
75,000.01 - 100,000.00	649	46,934,724.62	20.09
100,000.01 - 150,000.00	235	24,949,773.06	10.68
150,000.01 - 200,000.00	222	31,539,559.00	13.50
200,000.01 - 250,000.00	40	7,458,864.70	3.19
250,000.01 - 300,000.00	46	10,181,406.27	4.36
300,000.01 - 400,000.00	8	2,617,478.09	1.12
400,000.01 - 500,000.00	1	280,617.95	0.12
Total:	4,492	$ 233,614,883.06	100.00%

Credit Limit Utilization Rates

Range of Utilization Rates (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
0.00	99	$ 0.00	0.00%
0.01 - 10.00	108	325,928.40	0.14
10.01 - 20.00	46	683,012.14	0.29
20.01 - 30.00	65	1,545,624.71	0.66
30.01 - 40.00	56	1,560,004.04	0.67
40.01 - 50.00	60	2,414,261.18	1.03
50.01 - 60.00	99	5,047,992.57	2.16
60.01 - 70.00	103	5,816,317.38	2.49
70.01 - 80.00	124	7,651,231.99	3.28
80.01 - 90.00	164	10,887,067.80	4.66
90.01 - 100.00	3,568	197,683,442.85	84.62
Total:	4,492	$ 233,614,883.06	100.00%

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GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Original Term to Maturity

Original Term (Months)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
180	3,848	$ 200,947,444.12	86.02%
300	635	32,430,220.61	13.88
360	9	237,218.33	0.10
Total:	4,492	$ 233,614,883.06	100.00%

Months Remaining to Scheduled Maturity

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
161 - 170	8	$ 169,492.64	0.07%
171 -– 180	3,840	200,777,951.48	85.94
281 - 290	1	0.00	0.00
291 - 300	634	32,430,220.61	13.88
351 - 360	9	237,218.33	0.10
Total:	4,492	$ 233,614,883.06	100.00%

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Margins

Range of Margins (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
¯0.249 - 0.000	31	$ 2,139,760.02	0.92%
0.001 - 0.250	19	707,933.67	0.30
0.251 - 0.500	65	3,042,876.67	1.30
0.501 - 0.750	117	8,606,193.81	3.68
0.751 - 1.000	125	12,184,974.27	5.22
1.001 - 1.250	150	10,314,380.87	4.42
1.251 - 1.500	152	10,165,982.54	4.35
1.501 - 1.750	261	12,598,634.53	5.39
1.751 - 2.000	145	9,575,371.27	4.10
2.001 - 2.250	189	12,309,789.12	5.27
2.251 - 2.500	264	16,653,325.00	7.13
2.501 - 3.000	581	31,264,264.11	13.38
3.001 - 3.500	521	26,914,661.35	11.52
3.501 - 4.000	675	29,899,889.78	12.80
4.001 - 4.500	565	22,948,261.10	9.82
4.501 - 5.000	352	12,189,538.85	5.22
5.001 or greater	280	12,099,046.10	5.18
Total:	4,492	$ 233,614,883.06	100.00%

Maximum Loan Rate

Maximum Loan Rate (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
18.000	4,492	$ 233,614,883.06	100.00%
Total:	4,492	$ 233,614,883.06	100.00%

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Current Loan Rates

Range of Current Loan Rates (%)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
3.001 - 4.000	31	$ 2,139,760.02	0.92%
4.001 - 4.250	19	707,933.67	0.30
4.251 - 4.500	65	3,042,876.67	1.30
4.501 - 4.750	117	8,606,193.81	3.68
4.751 - 5.000	125	12,184,974.27	5.22
5.001 - 6.000	707	42,570,369.21	18.22
6.001 - 7.000	1,034	60,263,378.23	25.80
7.001 - 8.000	1,197	56,862,551.13	24.34
8.001 - 9.000	917	35,137,799.95	15.04
9.001 - 10.000	268	11,300,037.63	4.84
10.001 or greater	12	799,008.47	0.34
Total:	4,492	$ 233,614,883.06	100.00%

Original Draw Term

Original Draw Term (Months)	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
60	3,852	$ 201,144,970.99	86.10%
180	639	32,445,788.19	13.89
240	1	24,123.88	0.01
Total:	4,492	$ 233,614,883.06	100.00%

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Cut-Off Date Principal Balance	Percent of Aggregate Cut-Off Date Principal Balance
576 - 600	2	$ 62,092.96	0.03%
601 - 625	19	1,016,311.69	0.44
626 - 650	306	14,836,402.16	6.35
651 - 675	814	42,056,294.57	18.00
676 - 700	1,028	54,423,398.42	23.30
701 - 725	883	47,512,222.92	20.34
726 - 750	678	36,522,156.73	15.63
751 - 775	507	25,515,538.74	10.92
776 - 800	225	10,211,945.33	4.37
801 - 825	30	1,458,519.54	0.62
Total:	4,492	$ 233,614,883.06	100.00%

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WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

GreenPoint Home Equity Loan Trust 2004-3

$226,957,000 (approximate)

Net WAC Rate Schedule: One Month LIBOR and Prime Rate at 20%(1)

	Payment	Net		Payment	Net
Period	Date	WAC Rate	Period	Date	WAC Rate
1	8/15/04	15.16%	36	7/15/07	18.36%
2	9/15/04	17.27%	37	8/15/07	17.67%
3	10/15/04	17.86%	38	9/15/07	17.76%
4	11/15/04	17.30%	39	10/15/07	18.36%
5	12/15/04	17.89%	40	11/15/07	17.76%
6	1/15/05	17.33%	41	12/15/07	18.36%
7	2/15/05	17.35%	42	1/15/08	17.76%
8	3/15/05	19.23%	43	2/15/08	17.76%
9	4/15/05	17.39%	44	3/15/08	18.99%
10	5/15/05	17.99%	45	4/15/08	17.76%
11	6/15/05	17.43%	46	5/15/08	18.36%
12	7/15/05	18.03%	47	6/15/08	17.76%
13	8/15/05	17.43%	48	7/15/08	18.36%
14	9/15/05	17.49%	49	8/15/08	17.63%
15	10/15/05	18.10%	50	9/15/08	17.76%
16	11/15/05	17.54%	51	10/15/08	18.36%
17	12/15/05	18.15%	52	11/15/08	17.76%
18	1/15/06	17.59%	53	12/15/08	18.36%
19	2/15/06	17.61%	54	1/15/09	17.76%
20	3/15/06	19.53%	55	2/15/09	17.76%
21	4/15/06	17.67%	56	3/15/09	19.67%
22	5/15/06	18.29%	57	4/15/09	17.76%
23	6/15/06	17.73%	58	5/15/09	18.36%
24	7/15/06	18.35%	59	6/15/09	17.76%
25	8/15/06	17.72%	60	7/15/09	18.36%
26	9/15/06	17.82%	61	8/15/09	17.66%
27	10/15/06	18.45%	62	9/15/09	17.96%
28	11/15/06	17.89%	63	10/15/09	18.67%
29	12/15/06	18.52%	64	11/15/09	18.18%
30	1/15/07	17.96%	65	12/15/09	18.91%
31	2/15/07	17.76%	66	1/15/10	18.43%
32	3/15/07	19.67%	67	2/15/10	18.57%
33	4/15/07	17.76%	68	3/15/10	20.73%
34	5/15/07	18.36%	69	4/15/10	18.89%
35	6/15/07	17.76%	70	5/15/10	19.70%

 (1) Assumes that the Mortgage Loans prepay at a 40% CPR /15% Constant Draw Rate ("CDR"), and that One-Month LIBOR and the Prime Rate are constant at 20.00%.

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